SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): August 18, 2004 (August 9, 2004 and May 10, 2004)

DOV Pharmaceutical, Inc. (Exact name of registrant as specified in charter)

Delaware	000-49730	22-3374365

(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

433 Hackensack Avenue, Hackensack, NJ 07601

(Address of principal executive offices) (Zip code)

(201) 968-0980

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Title

99.1	Press release dated August 9, 2004, issued by registrant
99.2	Press release dated May 10, 2004, issued by registrant

Item 12. Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is the press release of registrant dated August 9, 2004, reporting its results of operations for the second quarter ended June 30, 2004. Its quarterly report on Form 10-Q was filed the date of the release.

Also attached and incorporated herein by reference as Exhibit 99.2 is the press release of registrant dated May 10, 2004, reporting its results of operations for the first quarter ended March 31, 2004. Its quarterly report on Form 10-Q was filed the date of the release and amended on Form 10-Q/A filed on June 28, 2004.

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The information, including the exhibits attached hereto and excluding the cited quarterly reports, in this current report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV Pharmaceutical, Inc.
Date: August 18, 2004	/s/ Arnold Lippa
Arnold Lippa
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press release dated August 9, 2004, issued by registrant
99.2	Press release dated May 10, 2004, issued by registrant